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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of The
                         Securities Exchange Act of 1934




Date of Report (Date of earliest event reported): March 3, 1998


                                GLOBAL OUTDOORS, INC.
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               (Exact name of Registrant as specified in its charter)


        Alaska                        0-17287                  33-0074499
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(State or other juris-             (Commission            (IRS Employer Identi-
diction of incorporation            File Number)             fication Number)
   or organization)



                      43445 Business Park Drive, Suite 113
                           Temecula, California 92590
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              (Address and zipcode of principal executive offices)



                                 (909) 699-4749
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              (Registrant's telephone number, including area code)


                                 Not Applicable
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         (Former name or former address, if changes since last report.)

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                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 1. CHANGES IN CONTROL OF REGISTRANT.

               Not Applicable.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

               Not Applicable.

ITEM 3. BANKRUPTCY OR RECEIVERSHIP.

               Not Applicable.

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

               On March 5, 1998, the Company finalized its decision not to retain Arthur Andersen, LLP, 18500 Von Karman Avenue, Suite 1100, Irvine, California 92612 ("Andersen"), Certified Public Accountants, to audit the Company's financial statements for the year ended December 31, 1997.

               The reason for this decision was the Company's desire to retain a firm that would be more cost effective for the Company's size. The Company was very pleased with the services provided by Andersen.

               Andersen's report on the financial statements for the past year did not contain an adverse opinion or a disclaimer of opinion, or was not qualified or modified as to uncertainty, audit scope, or accounting principles.

               The decision to change accountants was made by the Chief Executive Officer and Senior Vice President who constitute two of the three members of the Board of Directors.

               During the Company's two most recent fiscal years and the interim period after December 31, 1996, there were no disagreements with Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Andersen, would have caused Andersen to make a reference to the subject matter of the disagreement(s) in connection with his report.

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               On March 3, 1998, a new independent accounting firm, Corbin &
        Wertz, Certified Public Accountants, 2603 Main Street, Suite 600, Irvine, California 92614, completed their review for final acceptance of the Company in order to be engaged by the Company as the principal accountants to audit the Company's financial statements for the year ended December 31, 1997, which engagement was ratified by the Company's Chief Executive Officer and Senior Vice President on March 5, 1998.

               See letter from Andersen attached as an exhibit hereto.


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ITEM 5. OTHER EVENTS.

               Not Applicable.

ITEM 6. RESIGNATIONS OF THE REGISTRANT'S DIRECTORS.

               Not Applicable.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

               Exhibit 16.1 Letter from Arthur Andersen, LLP on change in certifying accountant.

ITEM 8. CHANGE IN FISCAL YEAR.

               Not Applicable.

                                   SIGNATURES

        Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
                                            GLOBAL OUTDOORS, INC.
                                            (Registrant)



Date:  March 9, 1998         BY:  /s/ Richard K. Dickson II
                                 ------------------------------
                                 RICHARD K. DICKSON II
                                 General Counsel and Sr. VP

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                                  EXHIBIT INDEX


        Exhibit:

        16.1 Letter from Arthur Andersen, LLP on change in certifying accountant.